“Focused manufacturer of engineered lifting equipment” Exhibit 99.2 Manitex International, Inc. Conference Call Second Quarter 2014 August 6th, 2014

Forward Looking Statements &
Non GAAP Measures
“Focused
manufacturer of
engineered lifting
equipment”
Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity;
statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts.  In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,”
“project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,”
and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the
Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results.
Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation.  Manitex believes that this information is useful to understanding its operating results without the impact of special items. See
Manitex’s Second Quarter 2014 Earnings Release on the Investor Relations section of our website
www.manitexinternational.com for a description and/or reconciliation of these measures.

“Focused
manufacturer of
engineered lifting
equipment”
Overview
• Record quarterly sales & EBITDA with net income equal to previous highs:
– Sales of $68.4 million (9.3% increase)
– Net income of $3.0 million (12.5% increase)
– EBITDA $6.3 million (14.2% increase), 9.2% of sales
– EPS $0.22 (unchanged from Q2-2013, but 1.5 million more diluted shares)
• Continued increase in order intake in Q2-2014 provides YTD increase in backlog of
~33% to $102.5 million.
• July 21
st
, announced agreement to acquire PM Group S.p.A. subject to Italian court approval. Based near Modena, Italy, PM Group had June 30, 2014 trailing twelve month revenues of approximately $106 million. Expected to close in Q4-
2014.

“Focused
manufacturer of
engineered lifting
equipment”
Commercial Overview
•Order demand in the quarter saw some stronger demand in Europe for CVS and in N.America for lower tonnage crane products
•Book to bill ratio of 104% in Q2-2014, compared to 82% for Q2-2013 and 136% for Q1-2014.
•Relatively slow growth in N. America and a long way from the peak of 2007-8.
•Expect to see energy developments pick up in medium term. As at July 25, N. America rig count YOY increase of 8.2%  (173 rigs)
•European markets continue to improve
•Product order profile has shown an increase in smaller / mid-range tonnage cranes reflecting increase in general construction activity. Commercial material handling equipment slower but container handling equipment showed stronger demand in the quarter and expected to grow further.
•Awarded third military contract for specialized military specification equipment with approximate revenues of between $30 -$45 million over the next five years. This award from the US Navy brings the value of contracts for deliveries in the next five years secured by Manitex Liftking in the past fourteen months to a range of $75 - $125 million.
•6/30/14 Backlog of $102.5 million (12/31/13, $77.3 million):
•Broad based order book with stronger representation from CVS and from lower capacity cranes
•Strong order intake in Q2-2014 for container handling equipment (CVS)

Key Figures - Quarterly
“Focused
manufacturer of
engineered lifting
equipment”
USD thousands
Q2-2014 Q2-2013 Q1-2014
Net sales $68,399 $62,554 $62,576
% change in Q2-2014 to prior period
9.3% 9.3%
Gross profit 13,144 12,260 11,604
Gross margin %
19.2% 19.6% 18.5%
Operating expenses 7,966 7,656 7,993
Net Income 2,986 2,655 1,877
Earnings Per Share $0.22 $0.22 $0.14
Ebitda 6,293 5,513 4,722
Ebitda % of Sales
9.2% 8.8% 7.5%
Working capital 84,392 70,179 75,171
Current ratio 2.5 2.6 2.5
Backlog $102,517 $96,637 $100,023
% change in Q2-2014 to prior period
6.1% 2.5%

“Focused
manufacturer of
engineered lifting
equipment”
Q2-2014 Operating Performance
$m $m
Q2-2013 Net income 2.7
Gross profit impact of increased sales of $5.8 million
(2014 sales less 2013 sales at 2013 gross profit % ).
1.1
Impact from decrease in margin
(2014 gross profit % - 2013 gross profit % multiplied by 2014 sales)
(0.2)
Increase in gross profit 0.9
Operating expenses (0.3)
Interest / other -
Increase in tax (0.2)
Q2-2014 Net income $3.0

Working Capital
“Focused
manufacturer of
engineered lifting
equipment”
$000
Q2-2014 Q4-2013
Working Capital $84,392 $73,873
Days sales outstanding (DSO) 70 53
Days payable outstanding (DPO) 50 45
Inventory turns 2.8 2.9
Current ratio 2.5 2.5
Operating working capital 102,778 86,682
Operating working capital % of
annualized LQS
37.6% 33.1%
•Working capital increase Q2-2014 v Q4-2013, of $10.5m:
•Trade & Other Receivables $13.2m, Inventory $7.0m, partially offset by reduced cash $2.9m, increased accounts payable $4.2m, short term working capital borrowings $2.5m and accruals & other current liabilities $0.9m.
•Inventory increase includes governmental units shipped not recognized as revenue in Q2
•Working capital ratios: DSO increase from a higher proportion of international sales and timing of payments on military

“Focused
manufacturer of
engineered lifting
equipment”
$000
Q2-2014 Q4-2013
Total Cash $3,189 $6,091
Total Debt 59,828 54,231
Total Equity 90,498 84,991
Net capitalization 147,137 133,131
Net debt / capitalization 38.5% 36.2%
Trailing 12 month EBITDA $22,864 $21,483
Debt / EBITDA x2.6 x2.5
•Increase in debt of $5.6 million from 12/31/13 principally reflects increase in working capital facilities in N.A. ($4.1m) and Italy ($2.3m) funding increased activity levels.
•Other debt repayments in the quarter of $0.6 million
•N. American revolver facilities, based on available collateral at 6/30/14 was $50.8m.
•N. American revolver availability at 6/30/14 of $6.1m.
Debt & Liquidity
• Net capitalization is the sum of debt plus equity minus cash
• Net debt is total debt less cash

Summary
“Focused
manufacturer of
engineered lifting
equipment”
• Q2-2014 achieved highest quarterly revenues and EBITDA to date and equal high levels of net income.
• Solid ~30% increase in backlog to $103 million is indicator of improved customer confidence although short term negative mix
• PM acquisition expected to close in Q4-2014, providing additional growth platform for 2015 as we become a pro-forma greater than $350 million revenue organization

10 Appendix “Focused manufacturer of engineered lifting equipment” PM Group S.p.A. Acquisition Agreement

Agreement with PM-Group

8/5/2014 Nasdaq: MNTX
Manitex International, Inc. (Nasdaq: MNTX) has reached an agreement to acquire PM-Group SpA (PM and Oil
&
Steel
SpA,)
of San Cesario sul Panaro,
Modena, Italy.
• Consideration of $107 million, subject to post-closing adjustments and earnout provisions, is expected to consist of a combination of debt, equity, and the assumption of
$68 million in debt and liabilities.
• The acquisition is expected to close in the fourth quarter of 2014, subsequent to the pending Italian Court approval of a debt restructuring plan.
• PM-Group had accumulated $140M in debt, following 2008 LBO, which has created an opportunity for Manitex to acquire the company and restructure the debt.
• PM-Group has trailing twelve months revenues of $106 million and adjusted EBITDA margins of approximately 9% .

Deal Structure
Purchase Price of $107 Million consists of:
•
$24 million in cash provided by a new Manitex term loan with current Manitex Banking group.
•
$15 million in new equity issuance (approximately 1 million
MNTX shares) distributed primarily to current PM banks.
•
$68 million in assumed debt and liabilities which includes
working capital facilities for PM.

8/5/2014 Nasdaq: MNTX

Acquisition Rationale:

Acquisition fits into Manitex International stated growth objectives to achieve growth both organically and through acquisitions.  PM-Group represents our largest acquisition to date.
PM-Group is a strong strategic fit:
•
Adds product classes - knuckle boom cranes and truck mounted aerial platforms- both are a highly desired product categories with strong demand.
•
Adds new manufacturing facilities/capacity
•
Adds new distributors, geographies and niche markets
Accelerates Manitex growth both within Europe and globally
Compelling synergies create value for shareholders
•
Accretion to EBITDA and Earnings expected in 2014
8/5/2014 Nasdaq: MNTX

What We are Buying

8/5/2014 Nasdaq: MNTX
•
PM is a leading Italian manufacturer of truck-mounted hydraulic knuckle boom cranes, with diverse product lines ranging up to 108 ton meters in lifting capacity, sales in 50 countries including Western and Eastern
Europe, South America, Middle & Far East, and North America.
•
Oil & Steel (“O&S”) is a market leader in truck mounted aerial platforms.
•
PM and O&S’ headquarters and assembly plants are located in San
Cesario sul Panaro, in the province of Modena, Italy, together with a manufacturing plant in Romania.

Combination of Manitex and PM-Group

8/5/2014 Nasdaq: MNTX
HIGHLIGHTS:
•
Annualized Pro Forma Revenues in excess of $350 Million
•
Annualized Pro Forma EBITDA in excess of $30 Million
•
Long-term Gross Margin Target Remains ~20%
•
Long-term EBITDA Margin Target Remains ~10%
•
Pro forma combined backlog as of March 31, 2014 is ~$116 Million
•
Manitex International now offers its dealers both straight-mast and knuckle boom cranes